UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-790

Fidelity Trend Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders

Fidelity®

Trend

Fund

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Trend Fund	10.66%	-1.89%	7.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Trend Fund on December 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ramin Arani, Portfolio Manager of Fidelity® Trend Fund

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund returned 10.66%, about in line with the S&P 500® and topping the 9.70% advance of the LipperSM Growth Funds Average. Stock selection in the software and services, retailing, and pharmaceuticals and biotechnology groups helped performance versus the index. Information technology (IT) services provider Cognizant Technologies performed well, as the company continued to ride the wave of IT outsourcing abroad. Although headquartered in New Jersey, most of Cognizant's software development centers and employees are located in India. One of the fund's largest relative contributors - clothing retailer American Eagle Outfitters - was a turnaround story, as the company sold its struggling Bluenotes unit and repeatedly raised earnings guidance during the period. On the other hand, overweighting the media industry hurt performance, especially in the case of Playboy Enterprises, the fund's largest relative detractor. The stock had a sharp drop in July after disappointing second-quarter earnings, but the shares recovered somewhat later in the year. Another media holding, U.K. cable company NTL, also dragged down performance, but it seemed to me the company made progress with its restructuring program after emerging from bankruptcy in 2003.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Actual	$ 1,000.00	$ 1,069.50	$ 4.37
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.91	$ 4.27

* Expenses are equal to the Fund's annualized expense ratio of .84%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.7	3.3
Exxon Mobil Corp.	2.9	2.3
Microsoft Corp.	2.8	3.2
Bank of America Corp.	2.0	1.8
American International Group, Inc.	1.9	2.1
Pfizer, Inc.	1.9	2.8
Wal-Mart Stores, Inc.	1.9	2.1
Citigroup, Inc.	1.9	2.3
Johnson & Johnson	1.8	1.7
International Business Machines Corp.	1.5	1.2
	22.3
Top Five Market Sectors as of December 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.3
Financials	17.5	17.8
Health Care	13.4	14.1
Industrials	13.3	12.3
Consumer Discretionary	9.9	10.5
Asset Allocation (% of fund's net assets)
As of December 31, 2004 *		As of June 30, 2004**
	Stocks 98.1%		Stocks 97.6%
	Convertible Securities 0.1%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	3.6%	** Foreign investments	3.0%

Annual Report

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.0%
Johnson Controls, Inc.	7,900	$ 501
Automobiles - 0.1%
Toyota Motor Corp.	22,400	917
Hotels, Restaurants & Leisure - 1.6%
Buffalo Wild Wings, Inc. (a)	24,850	865
Carnival Corp. unit	32,000	1,844
Hilton Hotels Corp.	27,100	616
International Game Technology	49,400	1,698
Kerzner International Ltd. (a)	22,300	1,339
Mandalay Resort Group	8,900	627
McDonald's Corp.	95,500	3,062
Royal Caribbean Cruises Ltd.	20,200	1,100
Starwood Hotels & Resorts Worldwide, Inc. unit	55,600	3,247
		14,398
Household Durables - 0.2%
Blount International, Inc. (a)	27,100	472
D.R. Horton, Inc.	13,800	556
Toll Brothers, Inc. (a)	10,500	720
		1,748
Internet & Catalog Retail - 0.5%
eBay, Inc. (a)	36,300	4,221
Leisure Equipment & Products - 0.3%
Brunswick Corp.	38,800	1,921
Eastman Kodak Co.	17,100	551
		2,472
Media - 4.0%
Comcast Corp. Class A (a)	39,914	1,328
Fox Entertainment Group, Inc. Class A (a)	24,100	753
Gannett Co., Inc.	20,900	1,708
JC Decaux SA (a)	60,357	1,759
Lamar Advertising Co. Class A (a)	52,600	2,250
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	20,300	589
McGraw-Hill Companies, Inc.	17,100	1,565
News Corp. Class A	233,564	4,358
NTL, Inc. (a)	7,354	537
Omnicom Group, Inc.	16,200	1,366
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	252,800	3,107
Spanish Broadcasting System, Inc. Class A (a)	84,000	887
Time Warner, Inc. (a)	280,250	5,448
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Univision Communications, Inc. Class A (a)	31,000	$ 907
Viacom, Inc.:
Class A	21,350	792
Class B (non-vtg.)	50,250	1,829
Walt Disney Co.	160,700	4,467
XM Satellite Radio Holdings, Inc. Class A (a)	43,900	1,652
		35,302
Multiline Retail - 1.1%
Federated Department Stores, Inc.	17,300	1,000
JCPenney Co., Inc.	22,300	923
Kmart Holding Corp. (a)	16,200	1,603
Nordstrom, Inc.	17,800	832
Target Corp.	100,100	5,198
		9,556
Specialty Retail - 1.4%
American Eagle Outfitters, Inc.	10,300	485
Home Depot, Inc.	202,100	8,638
Lowe's Companies, Inc.	30,900	1,780
Staples, Inc.	41,000	1,382
Toys 'R' Us, Inc. (a)	18,500	379
		12,664
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	13,700	773
NIKE, Inc. Class B	32,500	2,947
Polo Ralph Lauren Corp. Class A	55,600	2,369
		6,089
TOTAL CONSUMER DISCRETIONARY		87,868
CONSUMER STAPLES - 9.0%
Beverages - 1.5%
Anheuser-Busch Companies, Inc.	32,100	1,628
PepsiCo, Inc.	121,470	6,341
The Coca-Cola Co.	128,700	5,358
		13,327
Food & Staples Retailing - 3.0%
Albertsons, Inc.	26,900	642
Costco Wholesale Corp.	37,800	1,830
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
CVS Corp.	85,900	$ 3,872
Safeway, Inc. (a)	79,711	1,573
Wal-Mart Stores, Inc.	315,200	16,649
Walgreen Co.	46,200	1,773
		26,339
Food Products - 1.1%
Bunge Ltd.	28,400	1,619
H.J. Heinz Co.	35,100	1,369
Hershey Foods Corp.	20,600	1,144
Kellogg Co.	47,300	2,112
Smithfield Foods, Inc. (a)	18,100	536
The J.M. Smucker Co.	20,700	974
Wm. Wrigley Jr. Co.	21,600	1,495
		9,249
Household Products - 1.7%
Colgate-Palmolive Co.	34,100	1,745
Kimberly-Clark Corp.	23,800	1,566
Procter & Gamble Co.	213,200	11,743
		15,054
Personal Products - 0.5%
Estee Lauder Companies, Inc. Class A	12,800	586
Gillette Co.	85,800	3,842
		4,428
Tobacco - 1.2%
Altria Group, Inc.	175,700	10,735
TOTAL CONSUMER STAPLES		79,132
ENERGY - 7.4%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	12,500	533
BJ Services Co.	16,300	759
ENSCO International, Inc.	14,200	451
Grey Wolf, Inc. (a)	247,200	1,303
Halliburton Co.	92,700	3,638
Nabors Industries Ltd. (a)	20,700	1,062
National-Oilwell, Inc. (a)	48,100	1,697
Noble Corp. (a)	25,800	1,283
Schlumberger Ltd. (NY Shares)	41,400	2,772
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Tenaris SA sponsored ADR	18,000	$ 880
Transocean, Inc. (a)	44,800	1,899
Varco International, Inc. (a)	15,500	452
Weatherford International Ltd. (a)	16,200	831
		17,560
Oil & Gas - 5.4%
Anadarko Petroleum Corp.	15,200	985
Apache Corp.	17,100	865
Burlington Resources, Inc.	63,800	2,775
ChevronTexaco Corp.	130,938	6,876
ConocoPhillips	55,068	4,782
Exxon Mobil Corp.	492,030	25,221
Frontline Ltd. (NY Shares)	9,300	413
Kinder Morgan, Inc.	10,200	746
Occidental Petroleum Corp.	39,200	2,288
Ship Finance International Ltd.	6	0
Suncor Energy, Inc.	12,300	435
Ultra Petroleum Corp. (a)	6,100	294
Valero Energy Corp.	22,100	1,003
Williams Companies, Inc.	43,800	714
		47,397
TOTAL ENERGY		64,957
FINANCIALS - 17.5%
Capital Markets - 3.3%
Affiliated Managers Group, Inc. (a)	6,600	447
Ameritrade Holding Corp. (a)	93,700	1,332
Bank of New York Co., Inc.	27,600	922
Bear Stearns Companies, Inc.	7,100	726
Charles Schwab Corp.	38,900	465
E*TRADE Financial Corp. (a)	176,900	2,645
Eaton Vance Corp. (non-vtg.)	8,500	443
Goldman Sachs Group, Inc.	45,900	4,775
Janus Capital Group, Inc.	26,500	445
Lehman Brothers Holdings, Inc.	39,700	3,473
Merrill Lynch & Co., Inc.	95,900	5,732
Morgan Stanley	98,800	5,485
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Northern Trust Corp.	26,600	$ 1,292
State Street Corp.	23,200	1,140
		29,322
Commercial Banks - 4.4%
Bank of America Corp.	382,622	17,979
M&T Bank Corp.	18,300	1,973
SunTrust Banks, Inc.	6,700	495
U.S. Bancorp, Delaware	76,200	2,387
Wachovia Corp.	130,523	6,866
Wells Fargo & Co.	144,400	8,974
		38,674
Consumer Finance - 1.5%
American Express Co.	107,300	6,049
Capital One Financial Corp.	26,100	2,198
First Marblehead Corp. (a)	23,900	1,344
MBNA Corp.	64,600	1,821
SLM Corp.	28,200	1,506
		12,918
Diversified Financial Services - 3.2%
Archipelago Holdings, Inc.	48,500	1,017
CIT Group, Inc.	36,100	1,654
Citigroup, Inc.	344,877	16,616
J.P. Morgan Chase & Co.	237,188	9,253
		28,540
Insurance - 3.7%
ACE Ltd.	75,200	3,215
AFLAC, Inc.	35,700	1,422
Allstate Corp.	34,100	1,764
AMBAC Financial Group, Inc.	12,000	986
American International Group, Inc.	261,137	17,149
Hartford Financial Services Group, Inc.	23,200	1,608
MBIA, Inc.	8,000	506
MetLife, Inc.	76,600	3,103
Prudential Financial, Inc.	45,800	2,517
		32,270
Real Estate - 0.2%
CenterPoint Properties Trust (SBI)	3,600	172
Equity Residential (SBI)	25,300	915
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Pan Pacific Retail Properties, Inc.	9,600	$ 602
Spirit Finance Corp. (e)	40,000	506
		2,195
Thrifts & Mortgage Finance - 1.2%
Countrywide Financial Corp.	20,279	751
Fannie Mae	20,100	1,431
Freddie Mac	59,600	4,393
Golden West Financial Corp., Delaware	26,200	1,609
MGIC Investment Corp.	6,500	448
The PMI Group, Inc.	10,500	438
Washington Mutual, Inc.	41,600	1,759
		10,829
TOTAL FINANCIALS		154,748
HEALTH CARE - 13.4%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc.	77,800	574
Amgen, Inc. (a)	95,000	6,094
Biogen Idec, Inc. (a)	35,100	2,338
Celgene Corp. (a)	15,700	417
CSL Ltd.	59,500	1,362
Genentech, Inc. (a)	33,800	1,840
Gilead Sciences, Inc. (a)	12,500	437
Millennium Pharmaceuticals, Inc. (a)	73,200	887
OSI Pharmaceuticals, Inc. (a)	10,000	749
Pharmion Corp. (a)	20,700	874
QIAGEN NV (a)	40,600	445
		16,017
Health Care Equipment & Supplies - 2.8%
Aspect Medical Systems, Inc. (a)	40,500	991
Baxter International, Inc.	52,300	1,806
Becton, Dickinson & Co.	20,700	1,176
Boston Scientific Corp. (a)	18,600	661
C.R. Bard, Inc.	24,300	1,555
Cooper Companies, Inc.	15,700	1,108
Fisher Scientific International, Inc. (a)	54,500	3,400
Guidant Corp.	41,400	2,985
IntraLase Corp.	2,400	56
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	82,000	$ 4,073
Ocular Sciences, Inc. (a)	19,400	951
ResMed, Inc. (a)	9,600	491
St. Jude Medical, Inc. (a)	49,000	2,055
Stryker Corp.	13,000	627
Thermo Electron Corp. (a)	43,700	1,319
Waters Corp. (a)	28,000	1,310
		24,564
Health Care Providers & Services - 1.9%
Aetna, Inc.	8,000	998
AmerisourceBergen Corp.	7,000	411
Cardinal Health, Inc.	12,950	753
Caremark Rx, Inc. (a)	24,800	978
Cerner Corp. (a)	11,600	617
McKesson Corp.	17,500	551
PacifiCare Health Systems, Inc. (a)	22,800	1,289
UnitedHealth Group, Inc.	101,300	8,917
WebMD Corp. (a)	150,800	1,231
WellPoint, Inc. (a)	9,500	1,093
		16,838
Pharmaceuticals - 6.9%
Abbott Laboratories	103,100	4,810
Bristol-Myers Squibb Co.	83,600	2,142
Elan Corp. PLC sponsored ADR (a)	83,300	2,270
Eli Lilly & Co.	85,400	4,846
Johnson & Johnson	249,700	15,836
Merck & Co., Inc.	89,300	2,870
Pfizer, Inc.	628,395	16,898
Schering-Plough Corp.	145,700	3,042
Sepracor, Inc. (a)	17,600	1,045
Wyeth	169,900	7,236
		60,995
TOTAL HEALTH CARE		118,414
INDUSTRIALS - 13.3%
Aerospace & Defense - 3.1%
BE Aerospace, Inc. (a)	90,100	1,049
DRS Technologies, Inc. (a)	13,900	594
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
EADS NV	32,922	$ 955
General Dynamics Corp.	15,400	1,611
Goodrich Corp.	30,300	989
Honeywell International, Inc.	228,700	8,098
Meggitt PLC	186,300	936
Northrop Grumman Corp.	44,415	2,414
Precision Castparts Corp.	43,900	2,883
Rockwell Collins, Inc.	29,200	1,152
The Boeing Co.	71,400	3,696
United Defense Industries, Inc. (a)	20,900	988
United Technologies Corp.	20,100	2,077
		27,442
Air Freight & Logistics - 1.6%
FedEx Corp.	51,600	5,082
Ryder System, Inc.	10,000	478
United Parcel Service, Inc. Class B	97,500	8,332
UTI Worldwide, Inc.	6,500	442
		14,334
Airlines - 0.0%
JetBlue Airways Corp. (a)	15,166	352
Building Products - 0.2%
American Standard Companies, Inc. (a)	34,700	1,434
Commercial Services & Supplies - 0.8%
Apollo Group, Inc. Class A (a)	14,200	1,146
Career Education Corp. (a)	32,710	1,308
Monster Worldwide, Inc. (a)	33,600	1,130
Robert Half International, Inc.	40,100	1,180
Waste Management, Inc.	63,900	1,913
		6,677
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	12,700	388
Fluor Corp.	11,900	649
		1,037
Electrical Equipment - 0.3%
American Power Conversion Corp.	24,300	520
Emerson Electric Co.	33,600	2,355
		2,875
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 5.4%
3M Co.	41,700	$ 3,422
General Electric Co.	892,600	32,582
Tyco International Ltd.	319,100	11,405
		47,409
Machinery - 1.2%
Astec Industries, Inc. (a)	8,400	145
Caterpillar, Inc.	16,700	1,628
Cummins, Inc.	13,900	1,165
Danaher Corp.	18,400	1,056
Dover Corp.	15,200	637
Ingersoll-Rand Co. Ltd. Class A	11,000	883
ITT Industries, Inc.	41,900	3,538
Navistar International Corp. (a)	11,300	497
Timken Co.	23,600	614
		10,163
Marine - 0.0%
Alexander & Baldwin, Inc.	2,463	104
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	18,900	894
Norfolk Southern Corp.	95,500	3,456
Union Pacific Corp.	16,800	1,130
		5,480
TOTAL INDUSTRIALS		117,307
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 3.2%
Alvarion Ltd. (a)	32,900	437
Avaya, Inc. (a)	16,600	286
CIENA Corp. (a)	184,000	615
Cisco Systems, Inc. (a)	518,800	10,013
Comverse Technology, Inc. (a)	70,600	1,726
Harris Corp.	21,800	1,347
Juniper Networks, Inc. (a)	16,300	443
Lucent Technologies, Inc. (a)	87,400	329
Lucent Technologies, Inc. warrants 12/10/07 (a)	52,239	83
Motorola, Inc.	226,800	3,901
Nokia Corp. sponsored ADR	115,500	1,810
Powerwave Technologies, Inc. (a)	51,000	432
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	142,900	$ 6,059
Research In Motion Ltd. (a)	5,300	436
		27,917
Computers & Peripherals - 4.4%
Advanced Digital Information Corp. (a)	130,000	1,303
Apple Computer, Inc. (a)	31,200	2,009
Brocade Communications Systems, Inc. (a)	57,500	439
Dell, Inc. (a)	234,900	9,899
EMC Corp. (a)	183,500	2,729
Hewlett-Packard Co.	190,600	3,997
International Business Machines Corp.	138,400	13,643
Lexmark International, Inc. Class A (a)	4,600	391
Network Appliance, Inc. (a)	17,000	565
QLogic Corp. (a)	12,470	458
Seagate Technology	64,200	1,109
Sun Microsystems, Inc. (a)	300,200	1,615
Western Digital Corp. (a)	88,100	955
		39,112
Electronic Equipment & Instruments - 0.4%
Amphenol Corp. Class A (a)	64,400	2,366
CDW Corp.	9,300	617
Solectron Corp. (a)	36,300	193
		3,176
Internet Software & Services - 1.0%
Google, Inc. Class A	10,500	2,028
j2 Global Communications, Inc. (a)	13,200	455
NetRatings, Inc. (a)	42,500	815
Websense, Inc. (a)	8,500	431
Yahoo!, Inc. (a)	130,000	4,898
		8,627
IT Services - 1.5%
Affiliated Computer Services, Inc. Class A (a)	41,300	2,486
Automatic Data Processing, Inc.	49,000	2,173
Ceridian Corp. (a)	20,800	380
Cognizant Technology Solutions Corp. Class A (a)	77,000	3,259
Computer Sciences Corp. (a)	12,900	727
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
First Data Corp.	27,905	$ 1,187
SRA International, Inc. Class A (a)	45,800	2,940
		13,152
Office Electronics - 0.3%
Xerox Corp. (a)	162,100	2,757
Semiconductors & Semiconductor Equipment - 2.9%
Altera Corp. (a)	36,500	756
Analog Devices, Inc.	29,800	1,100
Applied Materials, Inc. (a)	151,800	2,596
FormFactor, Inc. (a)	39,600	1,075
Freescale Semiconductor, Inc. Class B	72,042	1,323
Intel Corp.	532,100	12,446
KLA-Tencor Corp. (a)	8,400	391
Lam Research Corp. (a)	8,700	252
Linear Technology Corp.	11,000	426
Marvell Technology Group Ltd. (a)	36,400	1,291
Maxim Integrated Products, Inc.	12,800	543
National Semiconductor Corp.	14,600	262
PMC-Sierra, Inc. (a)	39,500	444
Silicon Laboratories, Inc. (a)	8,600	304
Teradyne, Inc. (a)	46,400	792
Texas Instruments, Inc.	83,400	2,053
		26,054
Software - 5.0%
Autodesk, Inc.	52,800	2,004
Cognos, Inc. (a)	11,000	484
Computer Associates International, Inc.	25,929	805
Mercury Interactive Corp. (a)	11,300	515
Microsoft Corp.	930,100	24,843
Oracle Corp. (a)	535,500	7,347
Quest Software, Inc. (a)	62,500	997
Red Hat, Inc. (a)	58,400	780
Salesforce.com, Inc.	6,400	108
SAP AG sponsored ADR	21,200	937
Siebel Systems, Inc. (a)	101,400	1,065
Symantec Corp. (a)	51,600	1,329
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TIBCO Software, Inc. (a)	57,500	$ 767
VERITAS Software Corp. (a)	93,300	2,664
		44,645
TOTAL INFORMATION TECHNOLOGY		165,440
MATERIALS - 3.0%
Chemicals - 1.7%
Dow Chemical Co.	97,600	4,832
E.I. du Pont de Nemours & Co.	28,900	1,418
Lyondell Chemical Co.	107,900	3,120
Monsanto Co.	38,700	2,150
Olin Corp.	17,500	385
Praxair, Inc.	65,400	2,887
		14,792
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	21,300	482
Packaging Corp. of America	38,600	909
Smurfit-Stone Container Corp. (a)	52,100	973
		2,364
Metals & Mining - 0.8%
Alcoa, Inc.	45,700	1,436
Freeport-McMoRan Copper & Gold, Inc. Class B	28,000	1,070
Inco Ltd. (a)	7,100	260
Newmont Mining Corp.	43,200	1,919
Nucor Corp.	7,700	403
Peabody Energy Corp.	11,700	947
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	44,900	910
		6,945
Paper & Forest Products - 0.2%
International Paper Co.	48,500	2,037
TOTAL MATERIALS		26,138
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 3.3%
ALLTEL Corp.	16,000	940
BellSouth Corp.	164,100	4,560
Citizens Communications Co.	67,300	928
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. (a)	189,000	$ 839
SBC Communications, Inc.	343,500	8,852
Sprint Corp.	162,600	4,041
Verizon Communications, Inc.	230,200	9,325
		29,485
Wireless Telecommunication Services - 1.2%
Crown Castle International Corp. (a)	49,500	824
Nextel Communications, Inc. Class A (a)	221,300	6,639
Nextel Partners, Inc. Class A (a)	65,900	1,288
SpectraSite, Inc. (a)	24,300	1,407
Vodafone Group PLC sponsored ADR	17,000	465
		10,623
TOTAL TELECOMMUNICATION SERVICES		40,108
UTILITIES - 1.4%
Electric Utilities - 0.9%
Entergy Corp.	23,900	1,615
Exelon Corp.	36,700	1,617
PG&E Corp. (a)	85,700	2,852
TXU Corp.	30,700	1,982
		8,066
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	53,100	726
Constellation Energy Group, Inc.	13,300	581
Dominion Resources, Inc.	25,900	1,754
NRG Energy, Inc. (a)	33,100	1,193
		4,254
TOTAL UTILITIES		12,320
TOTAL COMMON STOCKS (Cost $757,570)		866,432
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (a)(f)	62,000	$ 217
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $341)		217
Corporate Bonds - 0.1%
	Principal Amount (000s)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 0% 11/8/15	$ 800	624
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PEI Holdings, Inc. 11% 3/15/10	10	12
TOTAL CORPORATE BONDS (Cost $498)		636
Money Market Funds - 1.7%
	Shares
Fidelity Cash Central Fund, 2.24% (b)	14,206,373	14,206
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	609,000	609
TOTAL MONEY MARKET FUNDS (Cost $14,815)		14,815
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $773,224)		882,100
NET OTHER ASSETS - 0.1%		905
NET ASSETS - 100%		$ 883,005
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $506,000 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $217,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc. Series A	7/7/00	$ 341
Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $154,810,000 of which $64,603,000 and $90,207,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $589) (cost $773,224) - See accompanying schedule		$ 882,100
Cash		9
Receivable for investments sold		5,290
Receivable for fund shares sold		184
Dividends receivable		939
Interest receivable		33
Prepaid expenses		3
Other affiliated receivables		7
Other receivables		117
Total assets		888,682

Liabilities
Payable for investments purchased	$ 3,107
Payable for fund shares redeemed	1,264
Accrued management fee	427
Other affiliated payables	184
Other payables and accrued expenses	86
Collateral on securities loaned, at value	609
Total liabilities		5,677

Net Assets		$ 883,005
Net Assets consist of:
Paid in capital		$ 938,693
Undistributed net investment income		161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(164,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		108,876
Net Assets, for 16,454.1 shares outstanding		$ 883,005
Net Asset Value, offering price and redemption price per share ($883,005 ÷ 16,454.1 shares)		$ 53.66

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2004

Investment Income
Dividends		$ 12,631
Special Dividends		2,790
Interest		345
Security lending		30
Total income		15,796

Expenses
Management fee Basic fee	$ 4,891
Performance adjustment	207
Transfer agent fees	1,569
Accounting and security lending fees	281
Non-interested trustees' compensation	5
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	26
Registration fees	29
Audit	53
Legal	8
Miscellaneous	53
Total expenses before reductions	7,125
Expense reductions	(191)	6,934
Net investment income (loss)		8,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	52,871
Foreign currency transactions	22
Total net realized gain (loss)		52,893
Total change in net unrealized appreciation (depreciation)		24,248
Net gain (loss)		77,141
Net increase (decrease) in net assets resulting from operations		$ 86,003

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,862	$ 6,134
Net realized gain (loss)	52,893	49,567
Change in net unrealized appreciation (depreciation)	24,248	136,849
Net increase (decrease) in net assets resulting from operations	86,003	192,550
Distributions to shareholders from net investment income	(8,833)	(5,991)
Share transactions Proceeds from sales of shares	38,545	34,854
Reinvestment of distributions	7,648	5,189
Cost of shares redeemed	(107,351)	(88,716)
Net increase (decrease) in net assets resulting from share transactions	(61,158)	(48,673)
Total increase (decrease) in net assets	16,012	137,886

Net Assets
Beginning of period	866,993	729,107
End of period (including undistributed net investment income of $161 and undistributed net investment income of $143, respectively)	$ 883,005	$ 866,993
Other Information Shares
Sold	762	808
Issued in reinvestment of distributions	143	107
Redeemed	(2,151)	(2,085)
Net increase (decrease)	(1,246)	(1,170)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 48.98	$ 38.64	$ 49.04	$ 56.42	$ 71.72
Income from Investment Operations
Net investment income (loss) B	.52 C	.34	.15	.19	.22
Net realized and unrealized gain (loss)	4.70	10.34	(10.39)	(7.14)	(4.98)
Total from investment operations	5.22	10.68	(10.24)	(6.95)	(4.76)
Distributions from net investment income	(.54)	(.34)	(.16)	(.23)	(.22)
Distributions in excess of net investment income	-	-	-	-	(.47)
Distributions from net realized gain	-	-	-	(.20)	(9.85)
Total distributions	(.54)	(.34)	(.16)	(.43)	(10.54)
Net asset value, end of period	$ 53.66	$ 48.98	$ 38.64	$ 49.04	$ 56.42
Total Return A	10.66%	27.65%	(20.89)%	(12.37)%	(7.16)%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.82%	1.05%	.78%	.58%
Expenses net of voluntary waivers, if any	.84%	.82%	1.05%	.78%	.58%
Expenses net of all reductions	.82%	.79%	1.01%	.74%	.52%
Net investment income (loss)	1.04%	.79%	.34%	.37%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 883	$ 867	$ 729	$ 1,005	$ 1,242
Portfolio turnover rate	59%	80%	79%	102%	267%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.16 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 145,793
Unrealized depreciation	(46,814)
Net unrealized appreciation (depreciation)	98,979
Undistributed ordinary income	171
Capital loss carryforward	(154,810)

Cost for federal income tax purposes	$ 783,121

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 8,833	$ 5,991

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $489,567 and $551,363, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting rec-ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $252 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $189 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $1, respectively.

Annual Report

Report of Independent
Registered Public Accounting Firm

To the Trustees of Fidelity Trend Fund and the Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund (a fund of Fidelity Trend Fund) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Trend Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Trend Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Trend Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Ramin Arani (34)

Year of Election or Appointment: 2001

Vice President of Trend Fund. Prior to assuming his current responsibilities, Mr. Arani worked as an analyst and portfolio manager. Mr. Arani also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Trend Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Trend Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Trend Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Trend Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Trend Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Trend Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Trend Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Trend Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Trend Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Trend Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Trend Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	393,627,462.17	72.674
Against	97,616,872.31	18.023
Abstain	28,187,594.03	5.204
Broker Non-Votes	22,198,913.13	4.099
TOTAL	541,630,841.64	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	506,564,089.36	93.526
Withheld	35,066,752.28	6.474
TOTAL	541,630,841.64	100.000
Ralph F. Cox
Affirmative	506,182,111.10	93.455
Withheld	35,448,730.54	6.545
TOTAL	541,630,841.64	100.000
Laura B. Cronin
Affirmative	506,016,360.69	93.425
Withheld	35,614,480.95	6.575
TOTAL	541,630,841.64	100.000
Robert M. Gates
Affirmative	506,759,839.03	93.562
Withheld	34,871,002.61	6.438
TOTAL	541,630,841.64	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	505,993,242.12	93.420
Withheld	35,637,599.52	6.580
TOTAL	541,630,841.64	100.000
Abigail P. Johnson
Affirmative	504,432,738.08	93.132
Withheld	37,198,103.56	6.868
TOTAL	541,630,841.64	100.000
Edward C. Johnson 3d
Affirmative	505,520,748.59	93.333
Withheld	36,110,093.05	6.667
TOTAL	541,630,841.64	100.000
Donald J. Kirk
Affirmative	506,131,899.03	93.446
Withheld	35,498,942.61	6.554
TOTAL	541,630,841.64	100.000
Marie L. Knowles
Affirmative	506,480,241.46	93.510
Withheld	35,150,600.18	6.490
TOTAL	541,630,841.64	100.000
Ned C. Lautenbach
Affirmative	506,837,473.22	93.576
Withheld	34,793,368.42	6.424
TOTAL	541,630,841.64	100.000
Marvin L. Mann
Affirmative	506,152,407.06	93.450
Withheld	35,478,434.58	6.550
TOTAL	541,630,841.64	100.000
William O. McCoy
Affirmative	506,463,828.41	93.507
Withheld	35,167,013.23	6.493
TOTAL	541,630,841.64	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	506,194,886.12	93.458
Withheld	35,435,955.52	6.542
TOTAL	541,630,841.64	100.000
William S. Stavropoulos
Affirmative	506,861,086.60	93.581
Withheld	34,769,755.04	6.419
TOTAL	541,630,841.64	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TRE-UANN-0205
1.787744.101

Item 2. Code of Ethics

As of the end of the period, December 31, 2004, Fidelity Trend Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Trend Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Trend Fund	$48,000	$41,000
All funds in the Fidelity Group of Funds audited by PwC	$10,800,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003A,B
Fidelity Trend Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A	2003A,B
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A	2003A,B
Fidelity Trend Fund	$3,200	$3,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A	2003A,B
Fidelity Trend Fund	$2,000	$1,900
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$490,000	$190,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) According to PwC for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Trend Fund	0%

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by PwC of $2,650,000A and $1,900,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$500,000	$250,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Trend Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 22, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 22, 2005